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                                                                    EXHIBIT 23.1


We hereby consent to the use in the Form 8-K/A of our report dated April 29, 1998 relating to the financial statements of PC & Parts, Inc. dba Auro Computer Systems.


                                    /s/ Groner, Boyle & Quillin, LLP


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